Exhibit 10.2

AMENDMENT NO. 2 TO FIRST LIEN TERM LOAN FACILITY CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO FIRST LIEN TERM LOAN FACILITY CREDIT AGREEMENT (this "Amendment") is entered into as of October 16, 2020, by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), JAKKS PACIFIC, INC., a Delaware corporation ("JAKKS"), the Subsidiaries of JAKKS identified on the signature pages hereof as "Borrowers" (together with JAKKS, each, a "Borrower" and individually and collectively, jointly and severally, the "Borrowers"), and each Loan Party (as defined in the Credit Agreement).

WHEREAS, Borrowers, Cortland Capital Market Services LLC, as collateral agent and as administrative agent (in such capacities, together with its successors and assigns in such capacities, the “Agent”), and the Lenders are parties to that certain First Lien Term Loan Facility Credit Agreement dated as of August 9, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, subject to the terms and conditions of, and in reliance on the representations and warranties of the Borrowers and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) set forth in, this Amendment, the undersigned Lenders have agreed to amend the Credit Agreement in certain respects, subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.             Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.             Amendments to Credit Agreement: Subject to the satisfaction of the conditions set forth in Section 5 below, and in reliance upon the representations and warranties of each Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

(a)            Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“Amendment No. 2” means that certain Amendment No. 2 to First Lien Term Loan Facility Credit Agreement, dated as of October 16, 2020, by and among the Borrowers and the Lenders party thereto.

“Amendment No. 2 Effective Date” means October 16, 2020, being the date on which Amendment No. 2 became effective in accordance with the terms thereof.

“Maine Pointe” means Maine Pointe, LLC.

“Maine Pointe Agreements” means, collectively, the agreement between JAKKS and Maine Pointe dated January 30, 2020, and the agreement between JAKKS and Maine Pointe dated August 12, 2020, in each case, as the same may be modified or amended from time to time.

(b)            Section 2.8(b) of the Credit Agreement is amended by adding the following new subparagraphs (iv) and (v) immediately following Section 2.8(b)(iii) therein:

(iv) On the Amendment No. 2 Effective Date, Borrowers shall prepay the outstanding principal amount of the Term Loans in accordance with Section 2.7 in an amount equal to $15,000,000.

(v) Borrowers shall prepay the outstanding principal amount of the Term Loans in accordance with Section 2.7 in an amount equal to $5,000,000 if (and upon the first to occur of):

(A) as at June 30, 2021, Borrowers’ Liquidity is not less than $45,000,000 as at the end of each calendar month in Borrowers’ fiscal quarter beginning April 1, 2021; provided, that the amount of Liquidity as at the end of each such month shall be set forth in the Compliance Certificate required to be delivered in connection with the monthly financials for such month pursuant to Section 5.1 and Schedule 5.1);

(B) at any time after the Amendment No. 2 Effective Date, the ABL Facility in effect on the Amendment No. 2 Effective Date is Replaced (as defined in the Intercreditor Agreement) and, after giving effect to (and on a pro forma basis for) such Replacement, Availability is at least $5,000,000 greater than the amount of Availability as in effect prior to such Replacement, provided, that the Borrowers shall deliver to the Agent the applicable Availability calculations not later than the effective date of such Replacement; or

(C) at any time after the Amendment No. 2 Effective Date, Availability is at least $5,000,000 greater than the amount of Availability as of September 30, 2020 (as a result of an increase to the amount of the Borrowing Base, reduction of Reserves required under the ABL Credit Agreement, or any modification to the ABL Credit Agreement or ABL Facility after Amendment No. 2 Effective Date in accordance with the Intercreditor Agreement); provided, that the Borrowers shall deliver to the Agent as certification thereof not later than the Business Day after determination thereof by any of the Borrowers;

provided, that a prepayment pursuant to (x) clause (A) shall be made promptly after the requirement for such prepayment arises in accordance with clause (A) (and irrespective of any failure to deliver the certification referred to in clause (A)) and, in any event, not later than September 1, 2021, (y) clause (B) shall be made concurrently with (and as a condition precedent to) the effectiveness of the applicable Replacement and (z) clause (C) not later than the Business Day after the requirement for such prepayment arises pursuant to the terms of clause (C) (and irrespective of any failure to deliver the certification referred to in clause (C)).

Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

(c)            Section 7(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Minimum EBITDA. Not permit the EBITDA of the Loan Parties and their Subsidiaries on a consolidated basis for the trailing twelve (12) month period ending on the last day of each fiscal quarter of the Borrowers for which financial statements are required to be delivered to the Agent in accordance with this Agreement (commencing with the fiscal quarter ending March 31, 2022) to be less than $25,000,000; provided, that, the amount of EBITDA for purposes of this Section 7(a) (but not for any other EBITDA calculations or for purposes of any other provision of this Agreement) shall give effect to (and be increased by the amount of) fees and expenses of Maine Pointe paid by JAKKS to Maine Pointe under the Maine Pointe Agreements (which shall be the same as the “Investment” (as defined in the Maine Pointe Agreements) by JAKKS under the Maine Pointe Agreements) in an aggregate amount not to exceed $4,000,000.

3.             Continuing Effect. Each Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) hereby (a) acknowledges and consents to this Amendment, (b) confirms, covenants and agrees that the Credit Agreement and each other Loan Document to which it is a party, in each case, is, and shall continue to be, in full force and effect, and is hereby fully ratified and confirmed in all respects, and (c) confirms, covenants and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Agent, for the benefit of the Agent and the Lenders, or to grant to the Agent, for the benefit of the Agent and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. This Amendment shall not be deemed to operate as, or obligate the Agent or the Lenders to grant any, future consent or modification of any other term or condition of the Loan Documents or any waiver of any term, condition, Default or Event of Default under the Loan Documents. Nothing contained herein shall constitute a course of conduct or dealing among the parties. This Amendment is not intended to, does not and shall not (and shall not be construed or deemed to) limit, amend, modify or otherwise affect any of the Obligations or any other obligations of the Loan Parties under, or relating to, the Loan Documents (including the Loan Parties’ obligations to repay the Term Loans in accordance with the terms of the Credit Agreement), all of which obligations shall remain in full force and effect notwithstanding this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, privilege or remedy of any Lender or the Agent under, or of any provision of, the Credit Agreement or any other Loan Document. Nothing in this Amendment contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except solely to the extent expressly modified pursuant to Section 2 hereof.

Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

4.             Reaffirmation and Confirmation. Each Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing Claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) in all respects.

5.             Conditions to Effectiveness. This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to the undersigned Lenders:

(a)            Agent and the undersigned Lenders shall have received a fully executed copy of this Amendment (including the Consent and Reaffirmation attached hereto) in form and substance acceptable to the undersigned Lenders, together with such other documents, agreements and instruments as the undersigned Lenders may require or reasonably request;

(b)            Agent and the undersigned Lenders shall have received a fully executed copy of a consent and amendment to the ABL Credit Agreement, in form and substance acceptable to the undersigned Lenders (the “ABL Consent and Amendment”), pursuant to which the Lenders and Agent under the ABL Credit Agreement shall consent to the terms of this Amendment (including the making by the Borrowers of all prepayments of Term Loans pursuant to, and as contemplated by, clauses (iv) and (v) of Section 2.8(b) of the Credit Agreement, as in effect after giving effect to this Amendment, without requirement for any additional consent from such Lenders or Agent under the ABL Credit Agreement after the date hereof so long as such prepayments are consummated in accordance with the provisions of the Credit Agreement and this Amendment);

(c)            Borrowers shall have prepaid (or shall prepay concurrently with the satisfaction of the other conditions to effectiveness set forth in this Section 5 of this Amendment) the outstanding principal amount of the Term Loans in an amount equal to $15,000,000 as required pursuant to Section 2.8(b)(iv) of the Credit Agreement (as in effect after giving effect to this Amendment);

(d)            after giving effect to this Amendment, the representations and warranties contained in this Amendment and in the Credit Agreement (as amended hereby) and each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

(e)            no Default or Event of Default shall have occurred and be continuing on the date hereof, after giving effect to the effectiveness of this Amendment; and

(f)            all fees and out-of-pocket expenses required to be paid under the Credit Agreement, this Amendment and each other Loan Document (including the outstanding fees and expenses of the Lenders and the Agent required to be paid hereunder, including without limitation, legal fees and expenses of Agent and the Lenders), shall have been paid by the Loan Parties, in each case, to the extent such fees and expenses have been invoiced to Borrowers at least one (1) Business Day prior to the date hereof.

6.             Representations and Warranties. In order to induce the Lenders to enter into this Amendment, each Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) hereby jointly and severally represent and warrant to Agent and Lenders that, after giving effect to this Amendment:

(a)            all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b)            no Default or Event of Default shall have occurred and be continuing on the date hereof, after giving effect to the effectiveness of this Amendment; and

(c)            this Amendment and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms.

7.             Miscellaneous.

(a)            Costs and Expenses. Loan Parties agree to pay on demand all reasonable costs and expenses of Agent and the Lenders (including reasonable attorneys' fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)            Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

(c)            Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or other electronic delivery shall be equally effective as delivery of an original executed counterpart of this Amendment.

(d)            Loan Document. This Amendment constitutes a Loan Document.

(e)            No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of the respective successors and permitted assignees of the parties hereto. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the parties hereto with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Amendment.

(f)             Headings. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(g)            Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(h)            Further Assurances. Without limiting and notwithstanding anything else in this Amendment, the Credit Agreement or any other Loan Document, each Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) hereby covenant and agree to execute and deliver any and all further documents, agreements and instruments, and take all further actions, as may be required under applicable law, or as any Lender or Agent may request in order to effect the purpose or spirit of this Amendment.

(i)             Acknowledgments. Each Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) hereby acknowledges that (a) such Loan Party has been advised by counsel in the negotiation, execution and delivery of this Amendment, (b) neither any Lender nor Agent has any fiduciary relationship with, or duty, to such Loan Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between Agent and any of the Lenders, on one hand, and such Loan Party, on the other hand, in connection herewith or therewith is solely that of debtor and creditor, and (c) no joint venture is created hereby or by the other Loan Documents, or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.

8.             Release.

(a)            Each Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries, Affiliates or other related persons has any claim or cause of action against any Lender or Agent, or any Lender-Related Person or Agent-Related Person and (b) the Lenders and Agent have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties and all of their Subsidiaries and Affiliates.

Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

(b)            In consideration of the agreements of Agent and Lenders contained herein and in the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation), on behalf of itself and its successors, assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (each Loan Party and all such other Persons being hereinafter referred to collectively as the "Releasing Parties" and individually as a "Releasing Party"), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any such Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.

(c)            Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d)            Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(e)            As to each and every Claim released hereunder, each Borrower and each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of any applicable federal or state law, if any, pertaining to general releases after having been advised by its legal counsel with respect thereto. The Loan Parties further expressly acknowledge and agree that this general release shall have full force and effect notwithstanding the occurrence of a breach of the terms of this Amendment or any Event of Default or Default under the Credit Agreement.

Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

(f)            Each Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to this Section 8. If any Releasing Party violates the foregoing covenant, each Loan Party, jointly and severally, for itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, advisors, employees, agents, legal representatives and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

[signature pages follow]

Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS

JAKKS PACIFIC, INC.,
a Delaware corporation, as a Borrower, as Borrower Representative and as a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Chief Executive Officer

DISGUISE, INC.,
a Delaware corporation, as a Borrower and a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Chief Executive Officer

JAKKS SALES LLC,
a Delaware limited liability company, as a Borrower and a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Chief Executive Officer

MAUI, INC.,
an Ohio corporation, as a Borrower and a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Chief Executive Officer

Signature Page to Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

MOOSE MOUNTAIN MARKETING, INC.,
a New Jersey corporation, as a Borrower and a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Chief Executive Officer

Signature Page to Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

LENDERS:

AXAR MASTER FUND, LTD.
By: Axar Capital Management LP, its investment manager

By:	/s/ Andrew Axelrod
Name: Andrew Axelrod
Title: Authorized Signatory

STAR V PARTNERS LLC.
By: Axar Capital Management LP, its investment manager

By:	/s/ Andrew Axelrod
Name: Andrew Axelrod
Title: Authorized Signatory

BLACKWELL PARTNERS LLC – SERIES E
solely with respects to the assets for which Axar Capital Management LP acts as its investment manager

By: Axar Capital Management LP, its investment manager

By:	/s/ Andrew Axelrod
Name: Andrew Axelrod
Title: Authorized Signatory

Signature Page to Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

BSP SPECIAL SITUATIONS MASTER A L.P.
By: Benefit Street Partners Special Situations GP L.P., its general partner
By: Benefit Street Partners Special Situations Ultimate GP L.L.C., its general partner

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

Business Development Corporation of America

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

Benefit Street Partners Debt Fund IV LP
By: Benefit Street Partners Debt Fund IV GP LP, its general partner
By: Benefit Street Partners Debt Fund IV Ultimate GP Ltd., its general partner

By:	/s/ Mike Frick
Name: Mike Frick
Title: Authorized Signatory

Benefit Street Partners Debt Fund IV Master (Non- US) L.P.
By: Benefit Street Partners Debt Fund IV (Non-US) GP LP, its general partner
By: Benefit Street Partners Debt Fund IV Ultimate GP Ltd., its general partner

By:	/s/ Mike Frick
Name: Mike Frick
Title: Authorized Signatory

Signature Page to Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

Benefit Street Partners SMA-K L.P.
By: Benefit Street Partners SMA-K GP L.P., its general partner
By: Benefit Street Partners SMA-K Ultimate GP LLC, its general partner

By:	/s/ Mike Frick
Name: Mike Frick
Title: Authorized Signatory

Benefit Street Partners SMA-C II L.P.
By: Benefit Street Partners L.L.C. its investment advisor

By:	/s/ Mike Frick
Name: Mike Frick
Title: Authorized Signatory

Benefit Street Partners Dislocation Fund L.P, By: Benefit Street Partners Dislocation Fund GP L.P.,
its general partner
By: BSP Ultimate GP Ltd, its general partner

By:	/s/ Mike Frick
Name: Mike Frick
Title: Authorized Signer

Benefit Street Partners Dislocation Fund (Cayman) Master L.P.,
Benefit Street Partners Dislocation GP L.P.
By: Benefit Street Partners Ultimate GP Ltd.

By:	/s/ Mike Frick
Name: Mike Frick
Title: Authorized Signer

Signature Page to Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

UBS O’Connor LLC on behalf of:

NINETEEN77 GLOBAL MULTI-STRATEGY ALPHA MASTER LIMITED

By:	/s/ James DelMedico
Name: James DelMedico
Title: Executive Director

By:	/s/ William Lawlor
Name: William Lawlor
Title: Director

Signature Page to Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned, as a Guarantor and a Loan Party, hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 2 to First Lien Term Loan Facility Credit Agreement (terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to each Borrower's execution and delivery thereof; (iii) agrees to be bound thereby, including Section _8 of the foregoing Amendment No. 2 to First Lien Term Loan Facility Credit Agreement; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents to which the undersigned is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect. Although each Loan Party has been informed of the matters set forth herein and has acknowledged and agreed to same, each Loan Party understands that Agent and Lenders have no obligation to inform such Loan Party of such matters in the future or to seek such Loan Party's acknowledgment or agreement to future waivers, consents or amendments, and nothing herein shall create such a duty.

A.S. DESIGN LIMITED, as a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Director

KIDS ONLY, LIMITED, as a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Director

JAKKS PACIFIC (ASIA) LIMITED, as a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Director

MOOSE MOUNTAIN TOYMAKERS LIMITED, as a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Director

ARBOR TOYS COMPANY LIMITED, as a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Director

Signature Page to Consent and Reaffirmation to Amendment No. 2 to First Lien Term Loan Facility Credit Agreement

TOLLYTOTS LIMITED, as a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Director

JAKKS PACIFIC (H.K.) LIMITED, as a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Director

DISGUISE LIMITED, as a Guarantor

By:	/s/ Stephen G. Berman
Name: Stephen G. Berman
Title: Director

Signature Page to Consent and Reaffirmation to Amendment No. 2 to First Lien Term Loan Facility Credit Agreement